UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 24, 2004

ITLA CAPITAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	0-26960	95-4596322

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

888 Prospect Street, Suite 110, La Jolla, California	92037

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 551-0511

N/A

(Former name or former address, if changed since last report)

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Item 5. Other Events and Regulation FD Disclosure

         On June 24, 2004, ITLA Capital Corporation ("ITLA") issued the press release attached hereto as Exhibit 99, announcing that it received final confirmation that Household Tax Masters, Inc. and its Household affiliates would, effective this year, terminate their refund anticipation loan and private label credit card programs with ITLA's wholly owned subsidiary, Imperial Capital Bank.

Item 7. Financial Statements and Exhibits

(c)         Exhibits

99         Press release dated June 24, 2004

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ITLA CAPITAL CORPORATION
Date:	June 28, 2004	By:	/s/ Timothy M. Doyle Timothy M. Doyle Senior Managing Director and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99	Press Release dated June 24, 2004

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